                                                                      EXHIBIT 24

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Russo, Joseph Polizzotto and Jennifer Marre and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Lehman Brothers Holdings Inc., for the fiscal year ended November 30, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: As of February 28, 2000

                     SIGNATURES                                            TITLE
                     ----------                                            -----
               /s/ RICHARD S. FULD JR.                 Chief Executive Officer and Chairman of the
     -------------------------------------------         Board of Directors
                 Richard S. Fuld Jr.                     (principal executive officer)

                  /s/ JOHN L. CECIL
     -------------------------------------------       Chief Financial and Administrative Officer
                    John L. Cecil                        (principal financial and accounting officer)

               /s/ MICHAEL L. AINSLIE
     -------------------------------------------       Director
                 Michael L. Ainslie

                  /s/ JOHN F. AKERS
     -------------------------------------------       Director
                    John F. Akers

                /s/ ROGER S. BERLIND
     -------------------------------------------       Director
                  Roger S. Berlind

              /s/ THOMAS H. CRUIKSHANK
     -------------------------------------------       Director
                Thomas H. Cruikshank

                  /s/ HENRY KAUFMAN
     -------------------------------------------       Director
                    Henry Kaufman

              /s/ HIDEICHIRO KOBAYASHI
     -------------------------------------------       Director
                Hideichiro Kobayashi

                /s/ JOHN D. MACOMBER
     -------------------------------------------       Director
                  John D. Macomber

                  /s/ DINA MERRILL
     -------------------------------------------       Director
                    Dina Merrill